Deferred tax liability	12 Months Ended
Dec. 31, 2021
Deferred tax liability [Abstract]
Deferred tax liability
18. Deferred tax liability

Total
US$’000
At January 1, 2020	7,147
Net movement during the year	(535)
At December 31, 2020	6,612
Net movement during the year	11,160
At December 31, 2021	17,772

A deferred tax liability arose in 2016 on the acquisition of Amryt GmbH. An intangible asset was recognized in relation to in process R&D. As the intangible asset only arises on consolidation and there may not be tax deductions available on sale, its tax base is nil.

When the intangible asset is amortized or impaired the tax difference will be reduced and the movement in the deferred tax liability will be recognized in profit or loss. The in-process R&D is currently not being amortized. As this is a euro denominated liability, there are FX movements on the deferred tax liability each year. During the year ended December 31, 2021, there was an increase in the deferred tax liability of US$246,000.

A deferred tax liability was recognized in 2019 in connection with the acquisition of Aegerion Pharmaceuticals, Inc. and in 2021 in connection with the acquisition of Chiasma, Inc. (see Note 6, Business combinations and asset acquisitions). The intangible assets have been recognized at their fair value. As the transactions did not result in the intangible assets being re-based to fair value from a tax perspective this results in a deferred tax liability being recognized on acquisition. These intangibles are being amortized and the resulting reduction in the deferred tax liability will be recognized in profit or loss. The acquisition of Chiasma, Inc. during the year ended December 31, 2021, has increased the group’s deferred tax liability by US$10,912,000.